UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): February 16, 2023

Reliance Global Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-40020	46-3390293
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

300 Blvd. of the Americas, Suite 105, Lakewood, NJ 08701

(Address of principal executive offices)

(732) 380-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.086 par value per share	RELI	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)
Series A Warrants to purchase shares of Common Stock, par value $0.086 per share	RELIW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 7, 2023, the Board of Directors (the “Board”) of Reliance Global Group, Inc., a Florida corporation (the “Company”) approved (i) a reverse stock split of the Company’s issued and outstanding common stock, par value $0.086 per share, on a one (1) for fifteen (15) basis (the “Reverse Stock Split”) and (ii) a decrease of the Company’s authorized number of shares of common stock on the same basis from 2,000,000,000 shares of common stock to 133,333,333 shares of common stock (the “Decrease in Authorized Securities” and the Reverse Stock Split and Decrease in Authorized Securities is referred to together herein as the “Corporate Actions”).

The Company filed an Articles of Amendment (the “Amendment”) with the Secretary of State of the State of Florida on February 16, 2023 to effectuate the Corporate Actions.

The Corporate Actions are expected to be effective with the NASDAQ Capital Market (“NASDAQ”) at the open of business on February 23, 2023. The Corporate Actions will be effective with the State of Florida on February 22, 2023. The par value and other terms of Company’s common stock were not affected by the Corporate Actions. The Company’s post-Corporate Actions common stock new CUSIP number will be 75946W306.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release (the “Press Release”) on February 22, 2023 regarding the Corporate Actions. The information included in the Press Release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reliance Global Group, Inc.

Dated: February 22, 2023	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer